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                                                                    EXHIBIT 10.1

                                                             [CONFORMED COPY]



                         AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 11, 1996 among WITCO CORPORATION and the BANKS listed on the signature pages hereof (the "Amendment and Restatement").

                                 W I T N E S S E T H:

        WHEREAS, Morgan Guaranty Trust Company of New York, as Agent, and the parties hereto have heretofore entered into a Credit Agreement dated as of October 18, 1995 (the "Agreement"); and

        WHEREAS, the parties hereto desire to amend the Agreement to provide for the extension of the termination date and for changes in the facility fee rate and in the debt covenant and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

        SECTION 2. Amendment of Section 1.01. The definition of "Termination Date" in Section 1.01 of the Agreement is amended to replace "October 17, 1996" with "October 10, 1997".

        SECTION 3. Amendment of Section 2.07. Section 2.07(b) of the Agreement is amended to replace ".305%" with ".32%", and Sections 2.07(c) and (d) of the Agreement are amended to replace ".18%" with ".195%".

        SECTION 4. Amendment of Section 2.08. Section 2.08 of the Agreement is amended to replace ".07%" with ".055%".



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        SECTION 5. Amendment of Section 5.07. Section 5.07 of the Agreement is
amended to replace "110%" with "120%" and "15%" with "20%".

        SECTION 6. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 7. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

               (a) duly executed counterparts hereof signed by the Company and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

               (b) an opinion of Dustan E. McCoy, Esq., General Counsel of the Company, substantially in the form of Exhibit A hereto; and

               (c) all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Agreement as amended by this Amendment and Restatement, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.





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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment and
Restatement to be duly executed as of the date first above written.

                                       WITCO CORPORATION



                                       By /s/ James M. Rutledge
                                         _______________________________________
                                         Name: James M. Rutledge
                                         Title: Vice President & Treasurer

Commitments
-----------
$52,777,777.78                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                       By /s/ Robert Bottamedi
                                         _______________________________________
                                         Name: Robert Bottamedi
                                         Title: Vice President

$42,222,222.22                         THE CHASE MANHATTAN BANK



                                       By /s/ Robert T. Sacks
                                         _______________________________________
                                         Name: Robert T. Sacks
                                         Title: Vice President

$35,000,000.00                         ABN AMRO BANK N.V., NEW YORK
                                          BRANCH



                                       By /s/ George M Dugan
                                         _______________________________________
                                         Name: George M. Dugan
                                         Title: Vice President



                                       By /s/ Darin E. Cohen
                                         _______________________________________
                                         Name: Darin E.Cohen
                                         Title: C.B.O.



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Commitments
-----------
$35,000,000.00                         BANK OF AMERICA ILLINOIS



                                       By /s/ Wendy L. Loring
                                         _______________________________________
                                         Name: Wendy L. Loring
                                         Title: Vice President


$35,000,000.00                         CITIBANK, N.A.



                                       By /s/ Thomas D. Stott
                                         _______________________________________
                                         Name: Thomas D. Stott
                                         Title: Vice President

$35,000,000.00                         COMMERZBANK AG, NEW YORK
                                         AND/OR CAYMAN
                                         ISLANDS BRANCH



                                       By /s/ Juergen Boysen
                                         _______________________________________
                                         Name: Juergen Boysen
                                         Title: Senior Vice President


                                       By /s/ Andrew R. Campbell
                                         _______________________________________
                                         Name: Andrew R. Campbell
                                         Title: Assistant Cashier




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Commitments
-----------
$35,000,000.00                         DEUTSCHE BANK AG, NEW YORK
                                         AND/OR CAYMAN ISLANDS
                                         BRANCH



                                       By /s/ Jean M. Hannigan
                                         _______________________________________
                                         Name: Jean M. Hannigan
                                         Title: Vice President



                                       By /s/ Vishwanie S. Sewsankar
                                         _______________________________________
                                         Name: Vishwanie S. Sewsankar
                                         Title: Associate

$35,000,000.00                         MELLON BANK, N.A.



                                       By /s/ Jack D. Crossley
                                         _______________________________________
                                         Name: Jack D. Crossley
                                         Title: Vice President

$35,000,000.00                         FLEET NATIONAL BANK



                                       By /s/ Robert C. Rubino
                                         _______________________________________
                                         Name: Robert C. Rubino
                                         Title: Vice President

$35,000,000.00                         THE SUMITOMO BANK, LIMITED,
                                          NEW YORK BRANCH



                                       By /s/ Yoshinori Kawamura
                                         _______________________________________
                                         Name: Yoshinori Kawamura
                                         Title: Joint General Manager
Total Commitments
-----------------
$375,000,000.00




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                                                                       EXHIBIT A

                                   OPINION OF
                            COUNSEL FOR THE COMPANY


                                       October 11, 1996

To the Banks and the Agent
 Referred to Below
c/o Morgan Guaranty Trust Company
 of New York, as Agent
60 Wall Street
New York, New York 10260

Dear Sirs:

        I am Senior Vice President, General Counsel and Corporate Secretary of Witco Corporation (the "Company"). This opinion is being rendered to you at the request of the Company pursuant to Section 7(b) of the Amended and Restated Credit Agreement dated as of October 11, 1996 (the "Amendment and Restatement") which amends and restates the Credit Agreement dated as of October 18, 1995 among the Company, the Eligible Subsidiaries referred to therein, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent. Such credit agreement as in effect prior to the effectiveness of the Amendment and Restatement is referred to herein as the "Existing Credit Agreement", and the Existing Credit Agreement as amended by the Amendment and Restatement is referred to herein as the "Amended Credit Agreement". Terms defined in the Existing Credit Agreement and not otherwise defined are used herein as therein defined.

        I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and officers of the Company and its Subsidiaries and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion. I have assumed, with your permission, that





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the signatures (other than those of officers of the Company) on all the documents that I have examined are genuine.

        Upon the basis of the foregoing, I am of the opinion that:

        1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers required to carry on its business as now conducted. Each of the Company's Subsidiaries which is a "significant subsidiary" within the meaning of Regulation S-X of the Securities and Exchange Commission is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers required to carry on its business as now conducted.

        2. The execution, delivery and performance by the Company of the Amendment and Restatement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental agency or official.

        3. The execution, delivery and performance by the Company of the Amendment and Restatement will not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or bylaws of the Company or any agreement or instrument evidencing Debt of the Company or, to the best of my knowledge, any other agreement, judgment, injunction, order, decree or other instrument binding upon the Company or, to the best of my knowledge, result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

        4. Each of the Amendment and Restatement and the Amended Credit Agreement constitutes a valid and binding agreement of the Company.

        5. Except as disclosed in the Company's annual report on Form 10-K for 1995 and the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1996, in each case as filed with the Securities and Exchange Commission, there is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business or consolidated financial position of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Amendment and Restatement, the Amended Credit Agreement or the Notes. For the purposes hereof, I have not regarded an action, suit or proceeding to be "threatened" against the Company or



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any of its Subsidiaries unless the potential litigant has manifested to the management of the Company in writing an intention to institute the same.

        This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without my prior written consent.

                                       Very truly yours,





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